EXHIBIT 99.1

                         G O V E R N M E N T  U T I L I T I E S  O I L A N D G A S  R A I L  C H E M I C A L  D I S T R I B U T I O N    2018The MicroCap Conference – April 9-10

 Safe Harbor Statement  2  This presentation, as well as other written or oral statements made from time to time, includes “forward-looking statements,” within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the “Exchange Act.” Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate” and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known as well as unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation. The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events. The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections.

About **Us**

- Headquartered in Jacksonville, FL | Staff of 40
- Design, develop and implement advanced intelligent technologies

  Intelligent Sensor and Data Analytics Enterprise Information Management (EIM) Turnkey Engineered Solutions
- Industry-agnostic with current focus on rail transportation, retail distribution centers, correctional facilities and critical infrastructure security
- 9 patents granted and 2 patents pending
- Core intellectual property are technology platforms distributed as licensed software suites, and natively embedded within engineered turnkey systems:

  centraco® - intelligent customer facing user interface (front end)

  praesidium® - intelligent analytics process (back-end)


Our Headquarters in
Jacksonville, FL

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Our Proprietary Technologies are Disruptive

Open-Architecture - Easily Integrates Third-Party Systems

Presentation Layer for Decision Making

centraco®



Modular Common Operating Framework

Multi-Layered Intelligent Unified User Interface

Intelligent Data Analytics Modules including Artificial Intelligence praesidium®



Analytics modules

Application specific Artificial Intelligence

Duos also develops and implements application specific hardware for complete turnkey solutions:

- Vehicle Undercarriage Examiner (vue®)
- Linear Speed Sensor (commercially available were not accurate for high speed rail inspection)
- Thermal vue®(under development)

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 Our Target Markets and Select Customers                                                      G O V E R N M E N T U T I L I T I E S O I L A N D G A S R A I L C H E M I C A L D I S T R I B U T I O N      5

               The Total North American Markets WeServe Exceed $100BThe Total Addressable Market is Global

We Serve the $60B North American Rail Market and Its Developing Trends

"Major freight railroads plan to spend an estimated $29B to build, maintain and grow the rail network."

Source: aar.org 2015 Outlook

Source: Association of American Railroads "Total Annual Spending 2013 Data"

"Big Data will continue to help railroads make intelligent decisions about the rail network and maintain a system of cargo delivery second to none."

Source: AAR State of the Industry 2016 Full Report

2014 vs. 2013 Freight Demand Growth

Increase in Number of Rail Car Loads



Metallic Ore
21,359
Primary Heavy Products
21,535
Motor Vehicle Parts
28,042
Coal
55,554
Petroleum & Petrol
90,175
Crushed Stone, Sand
122,567
Grain & Other Farm Prouducts
128,916
Intermodel
665,630
Rail Car Loads

Rail Investment Leads to Fewer Accidents

Train Accidents Per Million Down 43% Since 2000



160
140
120
100
80
60
40
20
0
RR Spending
Train Accident Rate
06
07
08
09
10
11
12
13
14
15

Source: Association of American Railroads

RAIL MARKET DATA

$ **60B** Freight Rail Network

1.56M Freight Cars

26,500 Locomotives

140,000 Miles of Class 1 Track

500+ Freight Rail Yards

21 Regional Railroads

510 Local Railroads

Source: US Federal Railroad Administration

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 8            The $53B Enterprise                      EIM optimizes use of information within organizations for decision-making processes and operations that require the availability of knowledge.  Source: Research and Markets "Global Enterprise Information Management Market 2016-2020  8  The $2B Video  Analytics Market  "Analysts forecast the global video analytics market to grow at a CAGR of 33.2% over the period 2014-2019."Source: Technavio, 2015  Information (EI) Market2012-2016 EIM Growth Driven by Big Data(in Billions of dollars)  We Also Target Two Additional Large Markets    Rising security and safety issues drive video analytics market growth                                                        10.2  $16.8  $32.1  $48.0  $53.4  6050403020100  2012 2013 2014 2015 2016"The global enterprise information management market is expected to grow at a CAGR of 19.5% through 2020.“

             Our Technologies, Products and Applications        rip®  vue®

rip® Rail Inspection Portal for Border Security (first generation)

AT BORDER CROSSINGS

- Freight trains entering the US from Mexico pass our Rail Inspection Portal at low speeds
- Rail cars are inspected remotely by US Customs and Border Protection (“CBP”)

OBJECTIVES

- Detection of illegal riders
- Under carriage inspection
- Open Doors
- Open/Missing Hatches

SYSTEM SUMMARY FOR SECURITY INSPECTIONS

- Live imagery is simultaneously viewed by CBP officers in the field and by The National Rail Targeting Unit (“NRTU”) in the US and in Mexico
- Each rail car is inspected by stakeholders virtually at the portal using proprietary local database
- All images are stored on local database and simultaneously uploaded to duostech’s cloud
- Databases are continuously synchronized
- Open doors, missing hatches tagged via Automatic Equipment Identification (AEI) tag correlation
- Changes and suspicious detections are flagged and tagged on **centraco®** ‘s CBP user interface
- Comprehensive reporting via e-Mail and live displays
- Individual car tracking throughout rail system


STATUS
COMPLETED

BORDER CROSSINGS
Calexico, CA; Nogales, AZ; El Paso, TX; Eagle Pass, TX *1

SECURITY INSPECTIONS
Saltillo, MX; San Luis Potosi, MX

*1 Eagle Pass, TX currently out of order due to derailment


Calexico, CA
Nogales
El Paso
Eagle Pass, TX
Saltillo
San Luis Potosi

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rip® Rail Inspection Portal for Border Security (first generation) cont'd



Linear Panorama View

Stitches and synchronizes 360° vertical view images (top bottom and sides) of each rail car passing through the inspection portal at speeds of up to 120 MPH. The panoramic view allows inspectors to detect;

1. Open Doors
Identifies open doors. Identifies location within train. Automatically sends alarm to operators.

2. Open and Missing Hatches
Identifies missing top hatches. Identifies location within train. Automatically sends alarm to operators.

3. Illegal Riders
Detects hiding individuals. Identifies location within train. Automatically transmits alarms to operators.


①
Open Door Detection
②
Open or Missing Hatch Detection
③
Illegal Rider Detection

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rip® # Rail Inspection Portal for Mechanical Inspection (second generation)

Industry Objective

Replace current in-yard physical inspection practice with an automated process, conducted **prior** to train entering a yard

Current Practices

1. Upon arrival of trains in each yard, car inspectors **conduct visual, physical inspection** of mechanical components “walking” on both sides of each car of a train
2. Process is **inefficient and ineffective;** depending on factors such as weather and the availability, motivation and capability of inspectors
3. Time consuming process – **dwell time 3 - 4 hrs.+ per train while train is immobilized in an inspection yard**

Mechanical inspection of all rail cars and locomotives is <u>mandatory as they leave the yard.</u>

Source: Federal Railroad Administration (FRA) Regulation




MECHANICAL FIELD INSPECTIONS ARE:
✓ Costly
✓ Inconsistent
✓ Long Dwell Time


The Number of Required Daily Inspections is Enormous
1.56M
Freight Cars
26,500
Locomotives
500+
Freight Rail Yards
Source: US Federal Railroad Administration

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rip® Automated Rail Car Mechanical Inspection
(second generation)

The Future of Rail Mechanical Inspections

Remote, four-sided (360°), **automated mechanical inspection** while traveling at speeds of up to 140 MPH - **before train enters a yard**

Benefits:

- *Reduction of field labor*
- *Substantial reduction of dwell time per train*
- *Increased safety, accuracy and efficiencies*
- *Increase in average system velocity*
- *Prevent derailments (see ROI Study)*



rip®
360 Inspection

Yard 1 | Remote Rail Inspection Portal | Yard 2

Substantial savings and positive impact on rail operator's bottom line

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rip®
Second Generation

Intelligent Interface - Detections at Speeds Up to 140 mph

- ❑Linear Speed Sensor – Accuracy to 0.02 mph
- ❑Image Capture with Machine Vision – 2px x 2048 px
- ❑Line Scans are stitched to a panoramic view
- ❑Automated and inspector detections are flagged in red
- ❑Synchronized display
- ❑Inspection Mode with Ultra HD Zoom



train inspection portal
Ferromex | Fresnillo
Direction: North
Car Count 114
Avg Speed
Speed of This Train = 61.3 km/h
Inspection Mode
Search for Cars
CRGX 7845
FINX 10648
ICG 76 67 71
Algorithmic and Operator Detections

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   Inspection ModeDetections at Speeds Up to 140 mph    rip®      Enter Inspection Mode              Click to Define Area and to Navigate to an Ultra High Definition Image Detail      Annotate or select from FRA Library  16  Second Generation rip® Examples of 360° Remote Detections

These detections are the result of a combined automated (algorithmic) process and the manual verification by our remote inspection team.

The manual process will be reduced and eventually significantly reduced as more algorithms are developed.


Body


Bogey Separated from Bearing Adapter


Illegal Riders


Damaged AEI Tag


Damaged Ladder


Oil Leak


Misaligned Bolster Spring


Open Hopper Bottom Hatch


Shaved Axel From Break Rod


Spring Out of Seated Position


Open Cargo Door


Open Hatch

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Rail Technologies Under Development

We believe THE FUTURE OF RAIL TECHNOLOGIES uses algorithms to build analytical models, helping computers “learn” from data through deep learning and neural network modeling. Images collected from the Rail Inspection Portal are applied to custom requirements for automated mechanical, FRA safety and security criteria.

TECHNOLOGIES

- **Track intrusion detection for transit passenger rail platforms**
  - Independent Zone operation – Train detection and Passenger Alert zones
  - Operator customization
  - Triggering alarms – programmable thresholds
  - Mask-able areas
  - Train detection with dynamic masking update
- **Automated pantograph inspection**
- **High speed thermal vehicle undercarriage examiner**


Union Station .115
Union Station .115
Union Station .115


APIS
Automated Pantograph Inspection System
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           Our Technologies' Future in Intelligent    Information Management and Intelligent    Analytics    NEURAL NETWORKING

Additional centraco® Applications Under Development

THE COMBINATION OF NEURAL NETWORK MODELLING WITH CENTRACO® enterprise information management capabilities will enable processing complex analytics and pattern recognition processes

PRODUCT	PRICE RANGE
Intelligent Corrections Automation System ▪ Just completed implementation of South Florida correctional facility ▪ Planning to build dedicated business and technical implementation unit	**$500K-$4.0M / unit**
Automated Logistics Information System (ALIS) ▪ Completing distribution center system prototype for Kohl's ▪ Planning to build dedicated business and technical implementation unit for retail sector	**$200K-$300K / unit**
Inspection Portal Applications • Just awarded an inspection portal application for FEMA	**$300K-$500K / unit**






FEMA

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               Financial Review

 Income Statement  21  (in ‘000s)      FY 2016  FY 2017  Revenue      $6,105  $3,884  Cost of Sales      2,733  2,294  Gross Margin      3,372  1,590  % of Revenue      55%  41%  Operating Expenses    5,116    5,033  Income (Loss) from Operations      (1,744)  (3,443)  Other Income (Expense) *      (818)  (1,709)  Net Income (Loss)      ($2,562)  ($5,152)  FINANCIAL REVIEW 2016 – 2017Transition year for technology and industry focusAlso affected GM % where early installs are discountedDelayed closing of raise slowed project implementationStrong start to 2018  * Includes $900k in non-cash interest expense w/ respect to bridge loan

 Income Statement  21  (in ‘000s)      FY 2016  FY 2017  Revenue      $6,105  $3,884  Cost of Sales      2,733  2,294  Gross Margin      3,372  1,590  % of Revenue      55%  41%  Operating Expenses    5,116    5,033  Income (Loss) from Operations      (1,744)  (3,443)  Other Income (Expense) *      (818)  (1,709)  Net Income (Loss)      ($2,562)  ($5,152)  FINANCIAL REVIEW 2016 – 2017Transition year for technology and industry focusAlso affected GM % where early installs are discountedDelayed closing of raise slowed project implementationStrong start to 2018  * Includes $900k in non-cash interest expense w/ respect to bridge loan

 2018 Key Wins            Application    Client  Contract $  Automated Logistics Information System    Large Retailer  $2.7M          Trailer Manufacturing Inspection Portal    FEMA  $0.5M          Intelligent Branch Security    Regional Bank  $0.5M  Rail Inspection Portal (Annual Maintenance)    Freight Railroad  $1.1M          Completion of Ongoing Projects    Various  $0.2M  22

 Consolidated Balance Sheet Data  As of December 31, 2017    Actual  Cash  1,941,818  Total Other Current Assets *  813,020  Total Liabilities  2,243,643  Series B Convertible Cumulative Preferred Stock  2,830,000  Total Stockholders’ Equity **  622,535    * A/R and other cash owed on projects**Negatively affected by non-cash interest charges  23

     as of 12/31/2017    Common Stock  20,651,371  Warrants*1  25,216,336  Series B Convertible Preferred  5,660,000*2  24  Capital Structure  *1) Weighted Average Exercise Price : $0.70*2) Equivalent Common Shares as converted

Experienced Leadership Team

Gianni Arcaini

Chairman, President, CEO

Mr. Arcaini's thirty five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini, together with a group of investors, formed Environmental Capital Holdings, Inc. (ECH), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor and co-inventor of all current technologies offered by Duos and is signatory to 14 granted patents or patents pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.

Noel Heiks

President, Chief Operating Officer | Operating Subsidiary

Ms. Heiks' is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles, Her science, technology and engineering background are a valuable combination to effectively lead our business development, engineering and operations teams. Ms. Heiks has a strong track record of translating complicated technology concepts to client solutions while remaining focused on technology commercialization. She has worked within multiple industry sectors including defense, government, and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. Ms. Heiks has successfully completed several M&A transactions. She has bought and sold patent portfolios and has been involved in fund-raising, selling companies, and licensing technologies. Her mission is to drive disruptive technologies from theoretical research into practical applications for large, international markets. She has a Bachelor's degree in Physics, a Masters in Electrical Engineering, and a thesis in Computer Vision all from Virginia Tech,

Adrian Goldfarb

EVP, Chief Financial Officer, Director

Mr. Goldfarb is a thirty-five-year industry veteran including more than 30 years in information technology beginning at IBM. For most of the last twenty years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board member. Mr. Goldfarb currently serves as our CFO and on the Board, He also oversees the Company's Data Center Infrastructure Solutions business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.

David Ponevac

SVP, Chief Technology Officer | Operating Subsidiary

Mr. Ponevac has over fourteen years of software engineering experience concentrating on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously, David was CTO of Luceon and worked with a range of domestic and international public and private sector clients. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.

Connie Weeks

EVP, Chief Accounting Officer

Ms. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over twenty years.

Wm. Scott Carns

VP, Operations | Operating Subsidiary

Mr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.

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